EXHIBIT 10.56

                              Note to Exhibit 10.56



         The following Purchase Agreement Assignment is substantially identical in all material respects to five additional Purchase Agreement Assignments except as follows:



Owner Participant                                        Date                                          Aircraft (Tail No.)
-----------------                                        ----
NCC Charlie Company*                                     September 10, 1998*                           N575ML*
NCC Charlie Company                                      September 10, 1998                            N576ML
General Electric Capital Corporation                     November 10, 1998                             N577ML
General Electric Capital Corporation                     November 10, 1998                             N578ML
Castle Harbour Leasing Inc.                              December 10, 1998                             N579ML
NCC Charlie Company                                      January 25, 1999                              N580ML





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*   Filed as Exhibit 10.8 to the Company's Quarterly Report on Form 10-Q for the
    quarter ended September 30, 1998.